UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K/A (Amendment No. 1)
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 23, 2019
Horizon Global Corporation (Exact Name of Registrant as Specified in its Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Big Beaver Road, Suite 555, Troy, Michigan _____________________		48084 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(248) 593-8820 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is filed as an amendment to the Current Report on Form 8-K filed by Horizon Global Corporation (the “Company”) on April 23, 2019 (the “Original Form 8-K”). The Original Form 8-K was filed to announce the Company's issuance of a press release regarding proposed changes to its corporate governance structure, including a proposed amendment to the Company's Amended and Restated Certificate of Incorporation to immediately declassify its board structure, subject to stockholder approval at the Company's 2019 Annual Meeting of Stockholders. This Amendment No. 1 supplements the Original Form 8-K to provide notification pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) not included in the filing of the Original Form 8-K. All other information set forth in the Original Form 8-K is otherwise unchanged.

Item 8.01	Other Events.

On April 23, 2019, Horizon Global Corporation issued a press release announcing proposed changes to its corporate governance structure. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.
The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated April 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	April 24, 2019	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel and Chief Compliance Officer